UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

DUOYUAN PRINTING, INC.
(Exact name of registrant as specified in its charter)

Wyoming	001-34520	91-1922225
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing Industrial Development Zone Beijing, People’s Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 10 6021 2222

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

ÿ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ÿ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ÿ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ÿ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 28, 2011, Duoyuan Printing, Inc. (the “Company”) entered into indemnification agreements with two members of the Company’s Audit Committee (the “Committee”), Lianjun Cai and Punan Xie.  The indemnification agreements between the Company and Messrs. Cai and Xie are substantially similar to the Indemnification Agreement between the Company and Committee member Chui Man Lung Everett dated November 26, 2010.  The indemnification agreements approved by the Committee and signed by the parties are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01                      Financial Statements and Exhibits

Exhibit No.                      Description
99.1                      Indemnification Agreement, dated July 13, 2011, between the Company and Mr. Cai
99.2                      Indemnification Agreement, dated July 13, 2011, between the Company and Mr. Xie

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUOYUAN PRINTING, INC.

By:	/s/ Xiqing Diao
Name:	Xiqing Diao
Title:	Chief Executive Officer

Date: July 14, 2011